UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 16, 1999




                           CAROLINA FIRST CORPORATION
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             (Exact name of registrant as specified in its charter)




    South Carolina                  0-15083                    57-0824914
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 (State of other juris-           (Commission                (IRS Employer
 diction of incorporation)        File Number)           Identification Number)


         102 South Main Street, Greenville, South Carolina      29601
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         (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:  (864) 255-7900




                   The Exhibit Index appears on page 4 hereof.

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ITEM 5.  OTHER EVENTS
         ------------

         On July 1, 1999, Carolina First Corporation consummated the acquisition of Citrus Bank. In connection with the acquisition, Carolina First Corporation issued approximately 3,125,000 shares of its common stock.

         See attached Press Release.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a)  FINANCIAL STATEMENTS OF THE BUSINESSES ACQUIRED.   Not Applicable

(b)  PRO FORMA FINANCIAL INFORMATION.  Not Applicable

(c)  EXHIBITS.
         99.1     Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CAROLINA FIRST CORPORATION


July 16, 1999                            By:      /s/ William S. Hummers III
                                                --------------------------------
                                                  William S. Hummers III
                                                  Executive Vice President




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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT

99.1     Press Release










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